MASSMUTUAL FUNDS
MassMutual Fundamental Value Fund
Supplement dated May 1, 2024 to the
Prospectus dated February 1, 2024 and the
Summary Prospectus dated February 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information supplements the information for Lewis Ropp found under the heading Portfolio Manager(s) in the section titled Management (on page 31 of the Prospectus):
Mr. Ropp is expected to retire from Barrow Hanley on June 30, 2024.
The following information supplements the information for Lewis Ropp found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 130 of the Prospectus:
Mr. Ropp is expected to retire from Barrow Hanley on June 30, 2024.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-24-06
FV-24-01